iShares®

iShares MSCI Russia Capped ETF, Inc.

Supplement dated January 16, 2015

to the Prospectus dated December 30, 2014 (as revised January 2, 2015) for the

iShares MSCI Russia Capped ETF (ERUS) (the “Fund”)

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus of the Fund and all prior supplements.

On January 16, 2015, at a special meeting of shareholders, shareholders of the Fund approved an Agreement and Plan of Reorganization (“Reorganization Agreement”). Pursuant to the Reorganization Agreement, the Fund, which is the sole series of iShares MSCI Russia Capped ETF, Inc., would transfer all of its assets to iShares MSCI Russia Capped ETF (the “Acquiring Fund”), a series of iShares, Inc., a Maryland corporation, in exchange for the assumption by the Acquiring Fund of the stated liabilities of the Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Fund to the holders of its shares (the “Reorganization”). The Reorganization is expected to occur on or about January 26, 2015.

The supplement does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Acquiring Fund.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-ERUS-011615

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